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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2003

ANACOMP, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-08328 (Commission File No.)	35-1144230 (IRS Employer Identification No.)
15378 Avenue of Science, San Diego, CA 92128 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (858) 716-3400

Item 5. OTHER EVENTS.

        On January 31, 2003, Anacomp entered into the Letter Agreement Regarding Board Slate attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits

Exhibit Number	Description of Exhibit
99.1	January 31, 2003 Letter Agreement Regarding Board Slate

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anacomp, Inc.
Date: January 31, 2003	By:	/s/ PAUL J. NAJAR Paul J. Najar Executive Vice President—Administration and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	January 31, 2003 Letter Agreement Regarding Board Slate

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SIGNATURES
EXHIBIT INDEX